EXHIBIT 23.1


                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Angeion Corporation:



We consent to the use of our reports included and incorporated herein by reference and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
July 27, 1995